UNITED STATES
		SECURITIES AND EXCHANGE COMMISSION
			Washington, D. C.  20549

				FORM 8-K
			   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)  May 25, 2001


                   AMC ENTERTAINMENT INC.
      (Exact name of registrant as specified in its charter)


 DELAWARE                       1-8747          43-1304369
(State or other jurisdiction	(Commission      (IRS Employer
 of incorporation)		File Number)   Identification No.)


106 W. 14TH  STREET
P.O. Box 219615
Kansas City,  Missouri				64121-9615
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code      (816) 221-4000


Item 7. Financial Statement and Exhibits.

Exhibits:

99.1 May 25, 2001 Press Release

Item 9. Regulation FD Disclosure.

Attached as Exhibit 99.1 and incorporated into this Item 9. by reference, is a press release which was issued on May 25, 2001 by AMC Entertainment, Inc. announcing its year end earnings conference call and webcast.


SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


		AMC ENTERTAINMENT INC.



Date:	May 29, 2001	By: 	/s/ Craig R. Ramsey
				------------------------
				Craig R. Ramsey
				Senior Vice President, Finance,
				Chief Financial Officer and
				Chief Accounting Officer